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Dynamic Credit Collateral Analysis
WMLT 2005-WMC1

***Use only the collateral supporting the tranche we are buying***

***Column D uses total collateral supporting tranche as a denominator, all other rows use ROW TOTALS as a denominator***

I. FICO and LTV

                                Row - %          Wtd Avg      Wtd Avg  Wtd Avg  Wtd Avg Wtd Avg
FICO Low  FICO High   LTV  Total Collateral  Curr. Bal./Loan    FICO     DTI      LTV     GWAC  % SFD  % PUD  % Owner Occ % Investor
--------  ---------   ---  ----------------  ---------------    ----     ---      ---     ----  -----  -----  ----------- ----------
 500            524  > 65%       2.14         13,686,390.70     512      40      78.62   8.203  82.29  10.71     100.00      0.00
 525            574  > 65%       5.52         35,271,312.49     557     41.42    82.33   7.663  82.31   8.23     97.92       1.18
 575            599  > 65%       8.45         53,988,666.52     589     41.13    90.25   7.227  73.16  15.41     97.95       0.72
 600            619  > 70%       13.56        86,655,304.31     609     41.82    94.19   7.315  73.46  14.64     97.23       1.05
 620            639  > 70%       14.01        89,506,541.13     629     40.73    94.22    7.16  75.31  11.19     95.84       2.17
 640            659  > 70%       16.12       103,004,103.49     649     41.98    95.83   7.066  65.12  16.40     95.90       3.07
 660            679  > 80%       13.89        88,740,033.30     669      40      96.95   7.011  63.53  19.26     97.61       1.41
 680            699  > 80%       8.92         56,972,200.39     689     41.26    98.15    7.01  72.18  12.59     91.88       1.10
 700            724  > 80%       8.07         51,532,451.27     710     41.2     97.76   6.917  68.64  11.86     91.90       3.49
 725            749  > 80%       5.67         36,223,917.17     737     41.48    97.75   6.819  60.22  11.91     90.36       1.50
 750            max  > 90%       3.64         23,261,674.03     772     41.5     99.78   7.092  51.08  16.59     84.61       0.60

                                                                                           % With
FICO Low  FICO High   LTV  % 2+ family  % Full Doc  % Ltd Doc  % No Doc  % MI  % Int Only  Seconds
--------  ---------   ---  -----------  ----------  ---------  --------  ----  ----------  -------
 500            524  > 65%    0.65         56.45      21.45      0.00     0       0.00         0
 525            574  > 65%    3.67         51.63      23.57      0.00     0       2.34         0
 575            599  > 65%    2.31         59.40      19.52      0.00     0       11.39     7.17
 600            619  > 70%    3.58         39.45      16.61      0.00     0       13.67    10.73
 620            639  > 70%    4.26         33.21      18.86      0.00     0       20.31    11.26
 640            659  > 70%    7.53         34.76      14.49      0.00     0       24.51    12.63
 660            679  > 80%    4.26         25.23      19.70      0.00     0       34.90    12.79
 680            699  > 80%    6.70         16.42      19.41      0.00     0       32.35    15.02
 700            724  > 80%    9.13         19.63      16.61      0.00     0       36.08    14.86
 725            749  > 80%    13.04        18.66      12.84      0.00     0       36.28    13.78
 750            max  > 90%    14.39        25.19      14.40      0.00     0       28.65    17.25

II. LTV and DTI

                                Row - %          Wtd Avg      Wtd Avg  Wtd Avg  Wtd Avg Wtd Avg
LTV Low   LTV High    DTI  Total Collateral  Curr. Bal./Loan    FICO     DTI      LTV     GWAC  % SFD  % PUD  % Owner Occ % Investor
--------  --------    ---  ----------------  ---------------    ----     ---      ---     ----  -----  -----  ----------- ----------
 70.00%      79.99%   > 50%       12.32       4,774,160.94      617      53.73    76.07  6.762  43.39  18.62     87.43       12.57
 80.00%      84.99%   > 50%       12.02       4,657,283.67      625      54.2     80.54  6.825  59.02   3.44     85.06       14.94
 85.00%      89.99%   > 50%       9.83        3,808,292.72      644      52.38     85    6.853  58.38  23.89     100.00      0.00
 90.00%      94.99%   > 50%       13.77       5,335,972.92      650      53.87    90.41  6.918  80.97   0.00     74.81       12.54
 95.00%      99.99%   > 50%       13.16       5,098,948.59      627      53.23    95.25  7.448  53.59  21.37     81.98       14.33
100.00%     109.99%   > 50%       38.89       15,065,200.74     651      53.38     100   7.195  62.50  21.37     94.17       0.39
110.00%         max   > 50%

                                                                                           % With
LTV Low   LTV High    DTI  % 2+ family  % Full Doc  % Ltd Doc  % No Doc  % MI  % Int Only  Seconds
--------  ---------   ---  -----------  ----------  ---------  --------  ----  ----------  -------
 70.00%      79.99%   > 50%   21.42      43.52       40.65      0.00      0      0.00           0
 80.00%      84.99%   > 50%   10.99      55.98       43.13      0.00      0      16.62          0
 85.00%      89.99%   > 50%   0.00       62.46       13.65      0.00      0      0.00           0
 90.00%      94.99%   > 50%   13.11      74.23       5.61       0.00      0      11.50       1.13
 95.00%      99.99%   > 50%   9.01       43.26       49.87      0.00      0      15.01       0.94
100.00%     109.99%   > 50%   3.94       56.90       16.13      0.00      0      8.28       17.33
110.00%         max   > 50%

III. DTI and FICO

                                Row - %          Wtd Avg      Wtd Avg  Wtd Avg  Wtd Avg Wtd Avg
DTI Low    DTI High  FICO  Total Collateral  Curr. Bal./Loan    FICO     DTI      LTV     GWAC  % SFD  % PUD  % Owner Occ % Investor
--------  --------   ----  ----------------  ---------------    ----     ---      ---     ----  -----  -----  ----------- ----------
20.00%      29.99%   < 550        0.8          3,615,596.46      522    25.87    76.79    8.108  80.93  12.28    97.32       2.68
30.00%      34.99%   < 600       2.52          11,359,490.70     563    32.55    81.27    7.554  86.07   8.34    94.47       3.48
35.00%      39.99%   < 675       17.3          78,081,143.58     625    37.14    90.12    7.159  74.19  13.80    97.44       2.30
40.00%      44.99%   < 675       27.27        123,081,605.53     623    42.28    91.07     7.16  72.53  13.26    97.31       1.67
45.00%      49.99%   < 700       34.88        157,392,257.61     631    46.86    91.71    7.186  70.93  15.74    96.88       1.59
50.00%      54.99%   < 750       14.91         67,300,466.68     637     51      91.82    7.148  68.11  10.57    95.25       2.75
   56%         max   < 750       2.32          10,449,805.65     633    56.32    88.68    6.849  49.77  17.82    75.96       15.86

                                                                                           % With
DTI Low    DTI High  FICO  % 2+ family  % Full Doc  % Ltd Doc  % No Doc  % MI  % Int Only  Seconds
--------  ---------  ----  -----------  ----------  ---------  --------  ----  ----------  -------
20.00%      29.99%   < 550    2.68       45.95       34.31       0.00     0      0.00           0
30.00%      34.99%   < 600    0.00       58.64       10.88       0.00     0      0.00        1.27
35.00%      39.99%   < 675    4.67       32.13       16.28       0.00     0      23.46        9.7
40.00%      44.99%   < 675    5.74       37.01       15.56       0.00     0      22.15       9.44
45.00%      49.99%   < 700    4.62       34.20       14.00       0.00     0      16.38      10.24
50.00%      54.99%   < 750    7.50       40.88       19.08       0.00     0      11.06       9.09
   56%         max   < 750    10.64      56.49       35.83       0.00     0      5.34        5.49

IV. LIMITED AND STATED  DOC

                          Row - %          Wtd Avg      Wtd Avg  Wtd Avg  Wtd Avg  Wtd Avg
FICO Low  FICO High  Total Collateral  Curr. Bal./Loan    FICO     DTI      LTV      GWAC   % SFD  % PUD  % Owner Occ  % Investor
--------  ---------  ----------------  ---------------    ----     ---      ---      ----   -----  -----  -----------  ----------
500         524            3.17         3,934,565.80      513     39.34    74.75     7.94   74.83  10.98     92.13        7.87
525         574            7.47         9,278,465.13      555     39.29    81.91    7.733   80.56   6.43     97.97        0.00
575         599            9.01         11,188,124.03     589     38.37    88.44    6.845   73.33  19.37     99.11        0.00
600         619            12.15        15,082,561.20     610     42.02    93.51    7.023   70.71  23.74     97.65        2.35
620         639            14.56        18,078,894.73     629     39.25    93.1     6.823   71.31  12.79     96.45        3.55
640         659            12.13        15,062,665.39     649     42.78    95.37    6.867   57.99  27.06     90.82        7.61
660         679            15.47        19,202,677.99     668     35.2     95.19    6.567   65.32  13.58     93.02        3.71
680         699            10.86        13,478,479.10     688     39.5     93.09    6.402   75.58   7.54     98.06        0.00
700         724            6.89         8,558,311.56      711     40.26    97.49    6.284   73.33   9.23     95.16        2.99
725         749            4.38         5,441,468.66      736     35.19    93.71    6.306   41.75  16.70     87.05        2.75
750         max            3.89         4,824,213.49      773     35.18    89.61    6.148   77.14   5.01     97.11        2.89

FICO Low  FICO High  % 2+ family  % Full Doc  % Ltd Doc  % No Doc  % MI  % Int Only  % CA   % NY  % FL
--------  ---------  -----------  ----------  ---------  --------  ----  ----------  ----   ----  ----
500         524         2.27         0.00      100.00      0.00     0       0.00     52.63  0.00  28.32
525         574         7.30         0.00      100.00      0.00     0       1.85     45.72  0.00  20.54
575         599         0.00         0.00      100.00      0.00     0       28.36    65.78  0.00  10.91
600         619         0.00         0.00      100.00      0.00     0       22.28    42.90  2.49   5.38
620         639         3.97         0.00      100.00      0.00     0       37.67    60.23  0.00   3.38
640         659         7.97         0.00      100.00      0.00     0       28.98    67.72  0.00   8.60
660         679         6.46         0.00      100.00      0.00     0       48.08    61.23  0.00   2.39
680         699         3.50         0.00      100.00      0.00     0       32.35    56.19  0.00   8.10
700         724         4.12         0.00      100.00      0.00     0       50.19    58.33  8.08   0.00
725         749         25.12        0.00      100.00      0.00     0       42.48    61.93  0.00   2.43
750         max         0.00         0.00      100.00      0.00     0       31.29    78.84  0.00   0.00

V. High LTV LOANS

                           Row - %          Wtd Avg      Wtd Avg  Wtd Avg  Wtd Avg  Wtd Avg
LTV          LTV      Total Collateral  Curr. Bal./Loan    FICO     DTI      LTV      GWAC   % SFD  % PUD  % Owner Occ  % Investor
---          ---      ----------------  ---------------    ----     ---      ---      ----   -----  -----  -----------  ----------
  80.00%      89.99%        14.07        99,472,438.94    633.00   40.60    82.72     6.86   72.89  10.04     91.91        5.85
  90.00%      94.99%        9.24         65,312,321.30    645.00   40.17    90.36     7.04   76.46   9.97     88.01        8.99
  95.00%      99.99%        8.89         62,882,784.23    641.00   41.30    95.29     7.38   65.23  12.42     93.89        1.26
 100.00%     109.99%        54.49       385,279,951.74    666.00   41.36   100.00     7.18   68.35  15.81     96.65        0.08
 110.00%         max

LTV          LTV      % 2+ family  % Full Doc  % Ltd Doc  % No Doc  % MI  % Int Only  % CA   % NY   % FL  2/28   3/27  5/25
---          ---      -----------  ----------  ---------  --------  ----  ----------  ----   ----   ----  ----   ----  ----
  80.00%      89.99%     8.10         39.71      14.95      0.00    0.00     23.17    51.70  4.27   6.20  74.11  6.02  7.74
  90.00%      94.99%     9.22         38.11      19.51      0.00    0.00     19.32    43.88  6.55   6.84   78.6  6.43  2.82
  95.00%      99.99%     9.99         39.23      21.06      0.00    0.00     18.58    32.20  7.96  10.25  81.93  3.77  1.24
 100.00%     109.99%     4.34         28.84      17.26      0.00    0.00     27.69    46.51  4.75   5.57  74.53  2.18  2.16
 110.00%         max

VI. IO LOANS

                          Row - %          Wtd Avg      Wtd Avg  Wtd Avg  Wtd Avg  Wtd Avg
FICO Low  FICO High  Total Collateral  Curr. Bal./Loan    FICO     DTI      LTV      GWAC    % SFD  % PUD  % Owner Occ  % Investor
--------  ---------  ----------------  ---------------    ----     ---      ---      ----    -----  -----  -----------  ----------
 500        524
 525        574            0.50          825,200.00      557.00   45.83    88.66     6.41   100.00   0.00     100.00       0.00
 575        599            4.14         6,845,451.50     591.00   42.36    85.02     6.69    81.44  12.46     98.54        0.00
 600        619            7.43         12,292,097.00    609.00   41.17    93.07     6.45    83.31   9.51     97.20        0.00
 620        639            11.44        18,915,685.06    630.00   38.83    93.58     6.29    77.05  15.30     99.48        0.00
 640        659            15.27        25,248,897.44    649.00   39.35    97.31     6.24    64.82  17.43     100.00       0.00
 660        679            22.53        37,250,249.61    669.00   37.50    93.09     6.40    64.21  21.54     99.45        0.00
 680        699            12.57        20,787,483.54    689.00   40.62    96.25     6.33    75.14  17.08     96.61        0.00
 700        724            11.69        19,322,510.83    711.00   40.19    96.26     6.26    73.06  16.89     94.49        0.88
 725        749            9.25         15,293,226.20    737.00   40.02    94.05     6.06    70.03  14.79     95.97        0.00
 750        max            5.18         8,558,118.00     773.00   41.75    96.18     6.24    58.89   8.02     96.59        0.00

FICO Low  FICO High  % 2+ family  % Full Doc  % Ltd Doc  % No Doc  % MI  % Int Only  % CA    % NY   % FL  2 yr IO  3 yr IO  5 yr IO
--------  ---------  -----------  ----------  ---------  --------  ----  ----------  ----    ----   ----  -------  -------  -------
 500        524
 525        574         0.00         79.25      20.75      0.00    0.00    100.00    31.99  47.26  20.75     0        0         100
 575        599         0.00         53.65      46.35      0.00    0.00    100.00    63.68   5.03   3.47     0        0       94.54
 600        619         3.36         61.83      27.34      0.00    0.00    100.00    63.62   3.36   0.00     0        0       93.44
 620        639         0.00         61.17      36.00      0.00    0.00    100.00    52.77  11.57   4.96     0        0       90.11
 640        659         3.62         62.74      17.29      0.00    0.00    100.00    63.62   1.63   3.06     0        0       87.11
 660        679         0.00         24.21      24.79      0.00    0.00    100.00    65.15   2.97   4.57     0        0       93.29
 680        699         0.00         22.98      20.98      0.00    0.00    100.00    52.62   6.26   3.06     0        0       96.83
 700        724         0.00         23.90      22.23      0.00    0.00    100.00    66.10   2.78   0.00     0        0       92.26
 725        749         3.14         26.30      15.12      0.00    0.00    100.00    71.31   4.70   0.86     0        0       94.47
 750        max         9.86         36.29      17.64      0.00    0.00    100.00    83.23   0.00   0.00     0        0       96.15

VII. SECOND LIEN LOANS (IF ANY)

                          Row - %         Wtd Avg      Wtd Avg  Wtd Avg  Wtd Avg  Wtd Avg
FICO Low  FICO High  Total Collateral Curr. Bal./Loan    FICO     DTI     CLTV      GWAC   % SFD  % PUD  % Owner Occ  % Investor
--------  ---------  ---------------- ---------------    ----     ---     ----      ----   -----  -----  -----------  ----------
 500        524
 525        574
 575        599            5.30        3,870,559.59     590.00   41.96    99.61    10.74   75.16  17.97     100.00       0.00
 600        619            12.74       9,301,771.99     610.00   42.28    99.46    10.81   71.20  15.99     99.24        0.00
 620        639            13.80       10,079,386.56    630.00   40.44    98.87    10.36   77.00  11.19     99.37        0.00
 640        659            17.81       13,007,282.37    650.00   42.06    99.68    10.17   67.54  16.18     100.00       0.00
 660        679            15.54       11,349,978.96    669.00   39.82    99.58    10.03   64.79  18.14     100.00       0.00
 680        699            11.72       8,558,189.30     689.00   42.20    99.75     9.72   72.68  12.58     92.90        0.00
 700        724            10.48       7,655,997.18     710.00   41.45    99.80     9.43   70.43  13.07     93.41        0.50
 725        749            7.01        5,117,837.57     737.00   41.36    98.40     9.39   54.71  16.07     86.66        2.93
 750        max            5.60        4,086,006.98     770.00   41.97    99.76     9.19   52.39  13.02     84.93        0.00

FICO Low  FICO High  % 2+ family  % Full Doc   % Ltd Doc   % No Doc   % MI   % Int Only  % CA   % NY   % FL
--------  ---------  -----------  ----------   ---------   --------   ----   ----------  ----   ----   ----
 500        524
 525        574
 575        599         0.00         78.53       11.95       0.00     0.00      0.00     29.60  4.76   11.23
 600        619         1.14         31.58       17.12       0.00     0.00      0.00     32.11  5.30    4.20
 620        639         1.63         28.90       18.44       0.00     0.00      0.00     38.85  9.76    6.49
 640        659         5.90         26.63       12.78       0.00     0.00      0.00     53.66  1.67    3.37
 660        679         1.74         18.12       15.56       0.00     0.00      0.00     51.34  5.33    5.54
 680        699         7.43         10.81       14.93       0.00     0.00      0.00     47.40  4.80    6.07
 700        724         7.90         13.91       11.68       0.00     0.00      0.00     54.01  8.34    3.63
 725        749         17.35        9.29        14.49       0.00     0.00      0.00     52.46  3.33    6.41
 750        max         14.33        22.80       10.23       0.00     0.00      0.00     57.08  0.00    3.37

VIII. MANUFACTURED HOME LOANS (IF ANY)

                         Row - %         Wtd Avg     Wtd Avg Wtd Avg Wtd Avg Wtd Avg
FICO Low  FICO High Total Collateral Curr. Bal./Loan   FICO    DTI     LTV     GWAC  % SFD % PUD % Owner Occ % Investor % 2+ family
--------  --------- ---------------- ---------------   ----    ---     ---     ----  ----- ----- ----------- ---------- -----------
500         524
525         574
575         599
600         619
620         639
640         659
660         679
680         699
700         724
725         749
750         max

                                                                     %      % Single
FICO Low  FICO High % Full Doc % Ltd Doc % No Doc % MI % Int Only Land/Home    wide % CA % NY % FL 2/28 3/27 5/25
--------  --------- ---------- --------- -------- ---- ---------- ---------    ---- ---- ---- ---- ---- ---- ----
500         524
525         574
575         599
600         619
620         639
640         659
660         679
680         699
700         724
725         749
750         max